Exhibit 99.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED.

CONVERTIBLE SECURED PROMISSORY NOTE

$4,500,000	July 28, 2006

1. Promise to Repay. Celsion Corporation, a Delaware corporation (the “Borrower”), promises to pay to Boston Scientific Corporation, a Delaware corporation (“Lender”), or its registered assigns, the principal sum of FOUR MILLION FIVE HUNDRED THOUSAND and 00/100 Dollars ($4,500,000) together with interest thereon at the rate hereinafter specified and any and all other sums which may be due and owing to the Lender in accordance with the terms contained herein as repayment of the $4,500,000 loan Lender has made to Borrower on the date hereof.

2. Interest. Borrower shall pay interest from the date of this Note on the principal amount outstanding from time to time at a rate per annum equal to one percent (1%) above that rate of interest which The Bank of America publicly announces as, and declares to be, the regular commercial prime rate of interest of such bank which such bank uses as a guideline for, and a standard in determining, actual interest rates charged commercial borrowers (the “Prime Rate”). Changes in the interest rate applicable in determining the interest due hereunder shall be made daily as of and immediately upon, the occurrence of changes in the Prime Rate. Notwithstanding any other provision contained in this Note, the maximum rate of interest hereunder at any time shall not exceed the maximum rate then permitted by law. The interest shall be due on the first to occur of (i) the Maturity Date (as defined below), (ii) upon repayment of the Note in full, (iii) upon Lender’s exercise of its Option (as defined in that certain Transaction Agreement by and between Borrower and Lender dated January 20, 2003, as amended on August 8, 2005, with all schedules and exhibits thereto, the “Transaction Agreement”), or (iv) on conversion of the principal amount plus accrued interest, if any, of the Note to shares of Borrower’s common stock, par value $.01 (the “Common Stock”), as provided in Section 9 below.

3. Calculation of Interest. Interest on the principal amount of this Note shall be calculated on the basis of a 360 day per year factor applied to the actual days on which there exists an unpaid principal balance due under this Note.

4. Maturity. The principal balance of this Note, together with all then unpaid and accrued interest, shall be due and payable in full on February 20, 2009 (the “Maturity Date”).

5. Prepayment. The Borrower may prepay this Note, together with all then unpaid and accrued interest, in whole or in part at any time or from time to time without penalty or additional interest; provided, however, that Borrower may not prepay any Conversion Amount (as defined below) that is the subject of a Conversion Notice (as defined below). Any amounts prepaid hereunder shall be applied as provided in Section 10 below.

6. Security. In order to secure (i) the payment of all principal of and interest on this Note as and when the same become due and payable (whether by lapse of time, acceleration or otherwise) and (ii) the payment in full of all expenses and charges, legal or otherwise, including reasonable attorneys’ fees, suffered or incurred by the Lender in collecting or enforcing payment of this Note or in realizing upon, protecting or preserving any collateral security for this Note, the Borrower hereby grants to the Lender a continuing security interest in, and acknowledges and agrees that the Lender has and shall continue to have a continuing security interest in, the Borrower’s right, title and interest in (whether now existing or hereafter from time to time acquired) the BPH Business and the BPH Assets, together with all proceeds with respect thereto (as those terms are defined in the Transaction Agreement, collectively, the “Collateral”).

7. Perfection. The Borrower hereby agrees on the date hereof or as soon as practicable after the date hereof (and at any time requested by the Lender) to take such actions (and authorizes the Lender to take such actions) that are necessary or desirable by the Lender to perfect and maintain the security interest of the Lender under the Uniform Commercial Code of Delaware (the “Delaware UCC”) and any other applicable law so that such security interest constitutes a first priority lien upon the Collateral and every part thereof. The Borrower hereby represents and warrants that no other security interests have been granted and no other liens exist on the Collateral other than the security interest granted to the Lender, and upon the filing of a financing statement with the Secretary of State of Delaware that describes the Collateral, the Lender will have a first priority security interest in all such Collateral that may be perfected by filing a financing statement under the Delaware UCC. The Borrower covenants that the Lender’s security interest shall remain a first priority lien upon the Collateral so long as any obligations hereunder shall remain outstanding and that the Borrower shall not grant any security interest in the Collateral to any other person prior to the repayment in full in cash of this Note.

8. Use as Consideration. If Lender elects to exercise the Option (as defined in the Transaction Agreement), Lender may apply the then outstanding balance due under this Note, if any, toward the balance of the Option Exercise Price (as defined in the Transaction Agreement).

9. Conversion. Lender may convert the principal balance plus accrued interest, if any, in whole or in part, into shares of Common Stock, at its election at any time (the “Conversion”). The conversion price for this Note shall be $9.15 per share of Common Stock (the “Conversion Price”); provided, however, that if the Conversion would cause Lender’s aggregate ownership interest in Borrower to increase to or exceed 20%, then the Conversion Price shall be adjusted upward to the price per share necessary to ensure Lender’s aggregate ownership interest in Borrower at the time of the Conversion does not exceed 19.99%.

If Lender undertakes the Conversion, Lender shall notify Borrower of the Conversion (the “Conversion Notice”) including the amount of the principal balance of the Note plus accrued interest up to, but not including, the Note Conversion Date (as defined below) to be converted. The effective date of the Conversion shall be the date of the Conversion Notice (the

“Note Conversion Date”). Any amounts so converted to shares of Common Stock of Borrower shall reduce on a dollar for dollar basis the outstanding principal balance and accrued interest, if any, of this Note.

On full conversion of the Note, Lender shall surrender this Note at Borrower’s principal executive office, or, if this Note has been lost, stolen, destroyed or mutilated, then, in the case of loss, theft or destruction, Lender shall deliver an indemnity agreement reasonably satisfactory in form and substance to Borrower or, in the case of mutilation, Lender shall surrender and cancel this Note. Any fractional shares to be issued upon the Conversion shall be rounded down to the nearest whole share, and Borrower shall pay to Lender a cash amount equal to such fractional share. On conversion, Lender will be entitled to any accrued but unpaid interest on the converted principal amount of this Note which has not been converted into shares of Common Stock as described above through the Note Conversion Date. Borrower warrants that Common Stock issuable on the Conversion will, upon Conversion, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges in respect of the issue thereof.

10. Payments. Payments will be applied first to interest and then to principal. Payments of interest must be made in such coin or currency of the United States of America as at the time of payment is legal tender of the payment of public and private debts. Payments received after 2:00 P.M. will be treated as being received on the next banking day. If any interest is paid on this Note that is deemed to exceed the then legal maximum rate, that portion of the interest payment representing an amount in excess of the then legal maximum rate will be deemed a payment of principal and applied to the principal balance of this Note.

11. Default and Remedies. Any failure to make any payment due under this Note when due or upon the failure to comply with any other terms and provisions of this Note shall be a default under this Note and shall entitle Lender to all of the rights and remedies specified herein or otherwise available under applicable law, without notice, any right to cure, or obligation to make demand for payment. Upon a default, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest and other sums due hereunder shall immediately become due and payable in full and Lender shall have the right to bring suit for such amount and to exercise any other remedies available.

12. Costs of Collection. If at any time the indebtedness evidenced by this Note is collected through legal proceedings or this Note is placed in the hands of an attorney or attorneys for collection, Borrower hereby agrees to pay all costs and expenses (including reasonable attorneys’ fees) incurred by the Lender in collecting or attempting to collect such indebtedness.

13. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Delaware.

14. Confession of Judgment. Upon any default hereunder and to the extent permitted by law, the Borrower authorizes any attorney admitted to practice before any court of record in the United States on behalf of the Borrower to confess judgment against the Borrower in the full amount due under this Note, including outstanding principal, accrued and unpaid interest and all other sums due hereunder. The Borrower waives the benefit of any and every statute, ordinance or rule of court which may be lawfully waived conferring upon the Borrower any right or privilege, stay of execution, or supplementary proceeding or other relief from the immediate enforcement of a judgment or related proceedings on a judgment. The authority granted herein shall not be exhausted by any one or more exercises or be extinguished by any judgment entered and may be exercised on one or more occasions and in one or more jurisdictions.

15. No Waiver. The delay or failure of Lender to exercise its rights hereunder shall not be deemed a waiver thereof. No waiver of any rights of the Lender shall be effective unless in writing and signed by the Lender and any waiver of any right shall not apply to any other right or to such right in any subsequent event or circumstance not specifically included in such waiver.

16. Notices. Any notices or other communication required hereunder shall be deemed properly given if delivered in person or if mailed by registered or certified mail, postage prepaid, return receipt requested to the parties at the following addresses:

if to the Borrower, to:

Celsion Corporation

10220-L Old Columbia Road

Columbia, Maryland 21046-1705

Attention: President and Chief Executive Officer

Facsimile No: (410) 290-5394

with a copy to:

Venable LLP

Two Hopkins Plaza, Suite 1800

Baltimore, Maryland 21201

Attention: Michael J. Baader, Esq.

Facsimile: (410) 244-7742

if to Lender:

Boston Scientific Corporation

One Boston Scientific Place

Natick, MA 01760-1537

Attention: Lawrence C. Best

Facsimile No: (508) 650-8956

with a copy to:

Boston Scientific Corporation

One Boston Scientific Place

Natick, MA 01760-1537

Attention: General Counsel

Facsimile No: (508) 650-8956

with a copy to:

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

Attention: Peter D. Lyons, Esq.

Facsimile No: (646) 848-7666

IN WITNESS WHEREOF, Borrower has caused this Note to be executed on its behalf by its duly authorized officer as of the day and year first above written.

CELSION CORPORATION, a Delaware corporation

By	/s/ Lawrence Olanoff
Name:	Lawrence Olanoff
Title:	President and Chief Executive Officer

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